UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement

On August 10, 2020, Goldman Sachs Bank USA (“GSB”), as administrative agent, collateral agent and lead arranger under the Credit and Guaranty Agreement dated October 4, 2019 between The ONE Group Hospitality, Inc. and certain of its subsidiaries, the lenders from time to time party thereto and GSB (as amended by the First Amendment, dated May 8, 2020) (the “Credit Agreement”) entered into a second amendment to the Credit Agreement that:

●	Eliminates testing of the fixed charge coverage ratio for the balance of 2020 and 2021;
●	Eliminates testing the “Leverage Ratio” for the quarter ending June 30, 2020;
●	For the purpose of testing, replaces maximum “Leverage Ratio” with maximum “Net Leverage Ratio”. The maximum Net Leverage Ratio of (i) 2.85 to 1.00 as of the fiscal quarter ending September 30, 2020, (ii) 3.60 to 1.00 as of the fiscal quarter ending December 31, 2020, (iii) 3.10 to 1.00 as of the fiscal quarter ending March 31, 2021, (iv) 2.10 to 1.00 as of the fiscal quarters ending June 30, 2021 and September 30, 2021, and (v) 1.90 to 1.00 as of the fiscal quarter ending December 31, 2021. The agreement provides for a pro forma adjustment to reflect one full year of Kona Grill operations;
●	Reduces the maximum consolidated capital expenditures to $7,000,000 for 2020 and $7,000,000 for 2021; and
●	Requires minimum “Consolidated Liquidity” to be $4,000,000 for the balance of 2020 and 2021 (from $1,500,000 for 2021).

Item 2.02 Results of Operations and Financial Conditions.

On August 12, 2020, The ONE Group Hospitality, Inc. (the “Company”) issued a press release announcing certain financial results for the second quarter ended June 30, 2020. The full text of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are being filed herewith:

10.1	Second Amendment to Credit and Guaranty Agreement, dated August 10, 2020 between The ONE Group, LLC, certain other credit parties and Goldman Sachs Bank USA, as administrative agent for the lenders
99.1	Press Release dated August 12, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1

 Second Amendment to the Credit and Guaranty Agreement, dated August 10, 2020 between The ONE Group, LLC, certain other credit parties and Goldman Sachs Bank USA, as administrative agent for the lenders

99.1	Press Release dated August 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2020	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer